UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2013

Arrhythmia Research Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant
(a) Previous independent registered public accounting firm
On October 15, 2013, the Audit Committee of the Board of Directors of Arrhythmia Research Technology, Inc. (the “Registrant” or "Company"), notified Grant Thornton LLP ("Grant") that it was dismissing Grant as its independent registered public accounting firm effective immediately.
The reports of Grant on the financial statements of the Registrant for the years ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended December 31, 2012 and 2011 and through October 15, 2013, there have been no:
(i) disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or
(ii) “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Registrant has provided Grant with a copy of this Form 8-K, and has requested that Grant furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated October 18, 2013, indicating that Grant is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.
(b) New independent registered public accounting firm
On October 15, 2013, the Audit Committee of the Board of Directors of the Registrant engaged Wolf & Company, P.C. (“Wolf”) as the Registrant's independent registered public accountant effective immediately. In deciding to select Wolf, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Wolf and concluded that Wolf has no commercial relationship with the Company that would impair its independence for the fiscal year ended December 31, 2013. During the Registrant's two most recent fiscal years and the subsequent interim period through October 15, 2013, the Registrant did not consult Wolf with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).
Item. 9.01    Exhibits
(d)    The following exhibits are filed with this report:
Exhibit Number        Description
16.1            Letter from Grant Thornton LLP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 18th day of October, 2013.
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By: /s/ Derek T. Welch
Derek T. Welch
Corporate Controller
(principal financial and accounting officer)